UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 2, 2025

Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.

Suite 100

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On June 2, 2025, Viper Energy, Inc. (“Viper”), a Delaware corporation and a subsidiary of Diamondback Energy, Inc. (“Diamondback”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sitio Royalties Corp., a Delaware corporation (“Sitio”), and certain other parties, pursuant to which Viper will acquire Sitio in an all-equity transaction valued at approximately $4.1 billion (including Sitio’s net debt of approximately $1.1 billion as of March 31, 2025). The closing of the transaction is subject to customary closing conditions.

On June 2, 2025, following the execution of the Merger Agreement, Diamondback and its subsidiaries, Diamondback E&P LLC and Endeavor Energy Resources, L.P. (collectively with Diamondback, the “Diamondback Stockholders”), who together hold a majority of the voting power of outstanding Viper common stock, delivered a written consent approving the Merger Agreement and the transactions contemplated thereby, which constitutes the requisite approval of the Viper stockholders under the Merger Agreement.

Concurrently with the execution and delivery of the Merger Agreement, the Diamondback Stockholders entered into a support agreement (the “Parent Support Agreement”), which provides, among other things, that the Diamondback Stockholders will not transfer or otherwise dispose of any Viper common stock (or, following the closing of the transaction, common stock of the parent entity that will combine the Viper and Sitio businesses) or units of Viper’s operating company held by them from the date of the Merger Agreement to 90 days following the closing of the transaction, subject to certain exceptions.

The foregoing description of the Parent Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by the full text of, the Parent Support Agreement, which was filed as Exhibit 10.4 on Viper’s Current Report on Form 8-K with the filing date of June 4, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: June 4, 2025	By:	/s/ Matt Zmigrosky
	Name:	Matt Zmigrosky
	Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary